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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): April 3, 1997


                         CINERGI PICTURES ENTERTAINMENT INC.

                (Exact name of registrant as specified in its charter)


          DELAWARE                   0-23958               95-4247952
        (State or other           (Commission            (I.R.S. Employer
jurisdiction of Incorporation)   File Number)          Identification No.)


                        2308 BROADWAY, SANTA MONICA, CA 90404
                 (Address of principal executive offices)  (zip code)

          Registrant's telephone number, including area code: (310) 315-6000




                                         N/A
            (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

    On April 3, 1997, Cinergi Pictures Entertainment Inc. ("Cinergi") and its subsidiary Cinergi Productions N.V. Inc. entered into a Purchase and Sale Agreement with Walt Disney Pictures and Television, a subsidiary of The Walt Disney Company, to sell to Disney substantially all of the films in Cinergi's motion picture library and certain other assets. In exchange for the assets being sold to Disney, Disney has agreed to relinquish its equity interest in Cinergi (555,556 shares of Cinergi Common Stock and a warrant to purchase 150,000 shares of Cinergi Common Stock at an exercise price of $9.00 per share), cancel its outstanding loans to Cinergi (approximately $38,400,000 as of March 31, 1997), and assume with respect to the films and rights therein being sold to Disney, all residuals and participation obligations, as well as all scheduled obligations relating to Cinergi's existing exploitation agreements. In addition, upon consummation of the sale to Disney, Cinergi's twenty-five film domestic distribution arrangement with an affiliate of Disney, under which nine films have been delivered, will be terminated. Additional information regarding the terms and conditions of the sale of the film library and the provisions of the Purchase and Sale Agreement (which is filed herewith as Exhibit 2.1) is contained in the press release filed herewith as Exhibit 99.1 which is incorporated herein by this reference.

    On April 3, 1997, Cinergi also announced that it does not presently intend to commence production on any additional motion pictures (although the agreement with Disney does not preclude Cinergi, pending consummation of the sale, from commencing production on films that would not be distributed by Disney) and that it is in the process of considering its alternatives assuming consummation of the sale of substantially all of the films in its film library to Disney. Additional information regarding such announcement, and Cinergi's consideration of its alternatives, as well as additional information regarding other potential transactions, is contained in the press release filed herewith as Exhibit 99.2 which is incorporated herein by this reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

         Not applicable.

    (c)  Exhibits.

         The Exhibits listed below are filed as part of this Report.

         EXHIBIT NO.              DESCRIPTION OF EXHIBIT
         ----------               ----------------------

           2.1 Purchase and Sale Agreement, dated April 3, 1997, by and between Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc. and Walt Disney Pictures and Television Incorporated.

           99.1 Press Release issued on April 3, 1997 regarding the sale of the film library.

           99.2 Press Release issued on April 3, 1997 regarding the consideration of future plans.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CINERGI PICTURES ENTERTAINMENT INC.



                                       By:  /S/ WARREN BRAVERMAN
                                            -----------------------------
                                            Name:  Warren Braverman
                                            Title: Chief Operating Officer,
                                                   Chief Financial Officer and
                                                   Executive Vice President

Date: April 4, 1997


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                                    EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION OF EXHIBIT
-----------                            ----------------------

    2.1 Purchase and Sale Agreement, dated April 3, 1997, by and between Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc. and Walt Disney Pictures and Television Incorporated.

    99.1 Press Release issued on April 3, 1997 regarding the sale of the film library.

    99.2 Press Release issued on April 3, 1997 regarding the consideration of future plans.


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